UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 27, 2019 (July 15, 2019)

MYR GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	1-08325	36-3158643
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1701 Golf Road, Suite 3-1012 Rolling Meadows, IL	60008
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code: (847) 290-1891

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MYRG	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Pursuant to the requirements of the Securities Exchange Act of 1934, MYR Group Inc. (the “Company”) is filing this Current Report on Form 8-K/A to amend its Current Report on Form 8-K filed on July 15, 2019 to provide the required financial information relating to its acquisition of substantially all the assets of CSI Electrical Contractors, Inc., an electrical contracting firm based in California.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

(1)	The audited financial statements of CSI Electrical Contractors, Inc. as of and for the years ended December 31, 2018 and 2017, and the related notes to such audited financial statements, are filed as Exhibit 99.1 hereto.

(2)	The unaudited interim financial statements of CSI Electrical Contractors, Inc. as of June 30, 2019 and for the six months ended June 30, 2019 and June 30, 2018, and the related notes to such unaudited interim financial statements, are filed as Exhibit 99.2 hereto.

(b) Pro Forma Financial Information.

The unaudited pro forma financial information of the Company as of and for the six months ended June 30, 2019 and for the year ended December 31, 2018 and the notes related thereto, are filed as Exhibit 99.3 hereto.

(d) Exhibits.

23.1	Consent of Meadows & Fries LLP, Independent Auditors of CSI Electrical Contractors, Inc.

99.1	Audited Financial Statements of CSI Electrical Contractors, Inc. as of and for the years ended December 31, 2018 and 2017 and the related notes to such audited financial statements.

99.2	Unaudited Interim Financial Statements of CSI Electrical Contractors, Inc. as of June 30, 2019, and for the six months ended June 30, 2019 and June 30, 2018, and the related notes to such unaudited interim financial statements.

99.3	Unaudited Pro Forma Combined Financial Statements as of and for the six months ended June 30, 2019 and for the year ended December 31, 2018, and the notes related thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYR GROUP INC.

Dated: September 27, 2019	By:	/s/ BETTY R. JOHNSON
Name: Betty R. Johnson
Title: Senior Vice President, Chief Financial Officer and Treasurer